SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 21, 2017 (April 18, 2017)

HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor,

Chengshi Xin Yong She, Tiyu Road,

Xinhua District, Pingdingshan, Henan Province

People’s Republic of China

467000

(Address of principal executive offices and zip code)

+86-3752882999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)       Effective April 18, 2017, the registrant dismissed KSP GROUP, INC. (“KSP”) as its independent auditors.  This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”), and ratified by the Board. This decision was made by the registrant because it fears that KSP may be viewed as a successor to the firm Kabani & Kabani, whose registration was recently revoked by the PCAOB. KSP apparently does not hold itself out as a successor organization, and remains in good standing with the PCAOB, but the registrant decided to find a new auditor nonetheless.

KSP has not issued an audit or other opinion on any of the financial statements of the registrant, and there have been (i) no disagreements between the registrant and KSP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KSP, would have caused KSP to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no adverse opinions, qualifications, disagreements or reportable events within the meaning set forth in Item 304(a)(1)(ii), (iv) or (v) of Regulation S-K.

The registrant provided KSP with a copy of the disclosures contained herein and requested that KSP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KSP agrees with its statements in this Item 4.01. A copy of the letter, if any, furnished by KSP in response to such request, will be filed as Exhibit 16 to an amendment to this Form 8-K filed promptly after receipt thereof.

(b)       Effective April 19, 2017, the registrant engaged Wei Wei & Co., LLP, Certified Public Accountants (“Wei”), as its independent auditors to audit the registrant’s financial statements for the year ended June 30, 2016 and to review the registrant’s financial statements for the quarters ended September 30, 2016, December 31, 2016 and March 31, 2017. The decision to engage Wei was recommended by the Audit Committee of the registrant’s Board of Directors.

During the registrant’s two most recent fiscal years and through the date of the engagement of Wei, the registrant did not consult with Wei regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Wei, Wei did not provide the registrant with any written or oral advice that Wei concluded was an important factor considered by the registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2017	HONGLI CLEAN ENERGY TECHNOLOGIES CORP.

	By:	/s/ Jianhua Lv
	Name:	Jianhua Lv
	Its:	Chief Executive Officer